UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 9, 2023
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Akumin Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-39479	88-4139425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)
(844) 730-0050
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AKU	The Nasdaq Stock Market LLC
Common Stock, $0.01 par value per share	AKU	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) Previous Independent Registered Public Accounting Firm.
Effective as of August 9, 2023, the audit committee (the "Audit Committee") of the board of directors (the "Board") of Akumin Inc. (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.
EY audited the Company’s financial statements for each of the past two fiscal years ended December 31, 2022 and 2021, and EY’s reports did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company’s two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim periods through to the date of EY’s dismissal, there were no (i) “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years, and there were no (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company has requested that EY furnish a letter, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements above made herein and, if not, stating the respects in which it does not agree. In its response (attached to this form as Exhibit 16.1), EY confirmed that it agrees with all of the statements above.
(b) New Independent Registered Public Accounting Firm.
The Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) to be engaged as the Company’s new independent registered public accounting firm, effective as of August 9, 2023, for the fiscal year ending December 31, 2023.
During the Company’s two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim periods through to the date of Deloitte's appointment, neither the Company, nor anyone on its behalf, has consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

16.1	Letter from EY to the Securities and Exchange Commission, dated August 9, 2023

99.1	Press Release dated August 9, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akumin Inc.

Date: August 10, 2023	By:	/s/ Riadh Zine
Riadh Zine Chief Executive Officer